MARCAM SOLUTIONS, INC.
             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

     On April 28, 1997, the Board of Directors of Marcam Corporation (the "Company") decided to divide the Company into two separate publicly traded corporations: one of which will operate the portion of the business relating to the Company's PRISM, Protean and Avantis product lines, Marcam Solutions, Inc. ("Marcam Solutions"), and one of which will operate the portion of the business relating to its MAPICS product line, MAPICS, Inc. ("MAPICS"). To effect the separation, the Company will transfer to Marcam Solutions substantially all of the business, assets and liabilities relating to the PRISM, Protean and Avantis product lines and will contribute an aggregate of $39.0 million in cash to Marcam Solutions. Of this cash contribution, the Company currently expects that up to the total amount of the $39.0 million may initially be represented by a promissory note (the "Note"). All of the shares of common stock of Marcam Solutions will be distributed pro rata to the Company's stockholders of record on a date to be set by the Company's Board of Directors (the "Distribution"). In connection with the Distribution, the Company intends to change its name to "MAPICS, Inc." and will continue the operations relating to the MAPICS product line.

     The historical consolidated financial statements for Marcam Solutions are identical to the historical (pre-Distribution) consolidated financial statements of the Company. The unaudited pro forma consolidated financial statements of Marcam Solutions are presented as if Marcam Solutions had been operated as a separate entity, principally by deducting the financial position and operating results of MAPICS from the historical consolidated financial statements of the Company. The unaudited pro forma consolidated balance sheet of Marcam Solutions as of March 31, 1997 presents the financial position of Marcam Solutions assuming the Distribution and certain other transactions had occurred on March 31, 1997. All material adjustments required to reflect the Distribution and certain other transactions are set forth in the columns labeled "Pro Forma Disposal of MAPICS, Inc." and "Other Pro Forma Adjustments." The unaudited pro forma consolidated statements of operations of Marcam Solutions for the year ended September 30, 1996 and for the six months ended March 31, 1997 present the results of operations of Marcam Solutions assuming the Distribution and certain other transactions had occurred on October 1, 1995 and include all material pro forma adjustments necessary for this purpose.

     The unaudited pro forma consolidated financial statements of Marcam Solutions should be read in conjunction with the historical consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended September 30, 1996 as well as the combined financial statements of MAPICS included in the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 30, 1997. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had Marcam Solutions been operating as a separate entity.

     After the Distribution, the consolidated financial statements of Marcam Solutions will reflect a disposal of the assets and liabilities of MAPICS as of the date of the Distribution and will not be restated to remove the effects of the prior operating results of MAPICS.

                             MARCAM SOLUTIONS, INC.
                      Pro Forma Consolidated Balance Sheet
                                 March 31, 1997
                                 (In thousands)
                                   (UNAUDITED)


                                                                Pro Forma
                                                Marcam          Disposal of              Other                   Marcam
                                              Corporation        MAPICS,               Pro Forma              Solutions, Inc.
                                             Historical (a)      Inc. (b)             Adjustments               Pro Forma
                                             ----------------   -------------     ------------------         ----------------
            ASSETS
Current assets:
 Cash and equivalents   ..................      $ 20,047         $     (852)                                     $ 19,195
 Accounts receivable, net  ...............        47,848            (21,141)                                       26,707
 Prepaid expenses and other current
  assets .................................         8,653             (1,032)                                        7,621
 Note receivable from MAPICS, Inc.  ......            --                 --           $   39,000(d)                39,000
                                                --------         ----------           ----------                 --------
  Total current assets  ..................        76,548            (23,025)              39,000                   92,523
Property and equipment, net   ............        10,257             (2,813)                  --                    7,444
Computer software costs, net  ............        30,787            (15,741)                  --                   15,046
MAPICS intangible costs, net  ............         5,067             (5,067)                  --                       --
Other assets   ...........................         2,606                 --                   --                    2,606
                                                --------         ----------           ----------                 --------
  Total assets ...........................      $125,265         $  (46,646)          $   39,000                 $117,619
                                                ========         ==========           ==========                 ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable ........................      $ 10,642         $   (4,412)                                     $  6,230
 Accrued expenses and other current
  liabilities  ...........................        36,949            (11,415)                                       25,534
 Deferred revenue ........................        46,681            (21,197)                                       25,484
                                                --------         ----------                                      --------
  Total current liabilities   ............        94,272            (37,024)                                       57,248
Long-term debt ...........................        25,473                 --           $  (25,000)(c)                  473
Deferred income taxes   ..................           824               (394)                 394(e)                   824
                                                --------         ----------           ----------                 --------
  Total liabilities  .....................       120,569            (37,418)             (24,606)                  58,545
Stockholders' equity:
 Preferred stock  ........................           325                 --                 (325)(g)                   --
 Common stock  ...........................           115                 --                  (41)(g)                   74
 Additional paid-in capital   ............        77,268                 --               63,972(c,d,e,g)         141,240
 Accumulated deficit .....................       (71,211)            (9,228)                  --                  (80,439)
 Unamortized deferred compensation  ......          (345)                --                   --                     (345)
 Cumulative translation adjustment  ......        (1,456)                --                   --                   (1,456)
                                                --------         ----------           ----------                 --------
  Total stockholders' equity  ............         4,696             (9,228)              63,606                 $ 59,074
                                                --------         ----------           ----------                 --------
  Total liabilities and stockholders'
   equity   ..............................      $125,265         $  (46,646)          $   39,000                 $117,619
                                                ========         ==========           ==========                 ========


The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
                 Pro Forma Consolidated Statement of Operations
                          Year ended September 30, 1996
                      (In thousands, except per share data)
                                   (UNAUDITED)



                                                            Pro Forma
                                            Marcam          Disposal of         Other              Marcam
                                          Corporation        MAPICS,          Pro Forma         Solutions, Inc.
                                         Historical (a)      Inc. (b)        Adjustments          Pro Forma
                                         ----------------   -------------   -----------------   ----------------

Revenues:
 License   ...........................     $   93,137        $  (45,341)                          $   47,796
 Services  ...........................        108,287           (32,261)                              76,026
                                           ----------        ----------                           ----------
  Total revenues .....................        201,424           (77,602)                             123,822
                                           ----------        ----------                           ----------
Operating expenses:
 Cost of license revenues ............         16,669            (6,913)                               9,756
 Cost of services revenues   .........         69,493            (9,499)    $    (1,653)(f)           58,341
 Selling and marketing ...............         82,790           (27,851)         (2,290)(f)           52,649
 Product development   ...............         27,680            (6,398)             --               21,282
 General and administrative  .........          9,987            (5,965)          3,943(f)             7,965
 Restructuring charges ...............         10,600                --              --               10,600
                                           ----------        ----------     -----------           ----------
  Total operating expenses   .........        217,219           (56,626)             --              160,593
                                           ----------        ----------     -----------           ----------
Operating loss   .....................        (15,795)          (20,976)             --              (36,771)
Litigation settlement  ...............         (3,250)               --              --               (3,250)
Interest and other income ............          1,443                --              --                1,443
Interest and other expense   .........         (4,138)               --              --               (4,138)
                                           ----------        ----------     -----------           ----------
Loss before income tax expense  ......        (21,740)          (20,976)             --              (42,716)
Income tax expense  ..................          4,586            (8,076)          7,650(e)             4,160
                                           ----------        ----------     -----------           ----------
Net loss   ...........................     $  (26,326)       $  (12,900)    $    (7,650)          $  (46,876)
                                           ==========        ==========     ===========           ==========
Net loss per common share ............     $    (2.31)                                            $    (6.79)
                                           ==========                                             ==========
Weighted average number of common
 shares outstanding ..................         11,384                                                  6,900
                                           ==========                                             ==========



The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
                 Pro Forma Consolidated Statement of Operations
                         Six months ended March 31, 1997
                      (In thousands, except per share data)
                                   (UNAUDITED)



                                                            Pro Forma
                                            Marcam          Disposal of         Other              Marcam
                                          Corporation        MAPICS,          Pro Forma         Solutions, Inc.
                                         Historical (a)      Inc. (b)        Adjustments          Pro Forma
                                         ----------------   -------------   -----------------   ----------------

Revenues:
 License   ...........................      $ 38,084         $ (25,328)                            $  12,756
 Services  ...........................        51,467           (18,837)                               32,630
                                            --------         ---------                             ---------
  Total revenues .....................        89,551           (44,165)                               45,386
                                            --------         ---------                             ---------
Operating expenses:
 Cost of license revenues ............         8,676            (4,129)                                4,547
 Cost of services revenues   .........        29,118            (5,301)     $    (1,307)(f)           22,510
 Selling and marketing ...............        36,757           (14,834)          (1,613)(f)           20,310
 Product development   ...............        15,679            (4,969)              --               10,710
 General and administrative  .........         4,316            (4,360)           2,920(f)             2,876
                                            --------         ---------      -----------            ---------
  Total operating expenses   .........        94,546           (33,593)              --               60,953
                                            --------         ---------      -----------            ---------
Operating loss   .....................        (4,995)          (10,572)              --              (15,567)
Interest and other income ............           615                --               --                  615
Interest and other expense   .........        (2,035)               --               --               (2,035)
                                            --------         ---------      -----------            ---------
Loss before income tax expense  ......        (6,415)          (10,572)              --              (16,987)
Income tax expense  ..................         2,001            (4,071)           3,782(e)             1,712
                                            --------         ---------      -----------            ---------
Net loss   ...........................      $ (8,416)        $  (6,501)     $    (3,782)           $ (18,699)
                                            ========         =========      ===========            =========
Net loss per common share ............      $  (0.73)                                              $   (2.54)
                                            ========                                               =========
Weighted average number of common
 shares outstanding ..................        11,459                                                   7,355
                                            ========                                               =========



The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
              Notes to Pro Forma Consolidated Financial Statements
                                   (UNAUDITED)

a) Identical to the consolidated financial statements filed on Form 10-Q with the Securities and Exchange Commission on May 9, 1997 under the registrant name "Marcam Corporation."

b) To give effect to the disposal of MAPICS as if it occurred on March 31, 1997 for the pro forma balance sheet presentation and on October 1, 1995 for the pro forma statements of operations presentation.

c) To give effect to the deemed transfer for accounting purposes of Marcam's $25.0 million 9.82% Subordinated Notes due 2001 (the "Subordinated Notes") to MAPICS.

d) To give effect to the $39.0 million promissory note from MAPICS used to capitalize Marcam Solutions.

e) To reverse the effect of the federal and state tax provisions of MAPICS, which were calculated on a separate-return basis, and the resultant deferred tax liability.

f) To reclassify general and administrative expenses of MAPICS to conform to Marcam's historical presentation.

g) To give effect to the distribution of one share of Marcam Solutions Common Stock for each two shares of Marcam Common Stock and of five shares of Marcam Solutions Common Stock for each share of Marcam Series D and Series E Preferred Stock, summarized with other equity account adjustments as follows (in thousands):


                                                                  Preferred     Common    Additional
                                                                    Stock,      Stock,     Paid-in    Accumulated
                                                                  Par Value   Par Value    Capital      Deficit
                                                                  ----------- ----------- ----------- ------------
    Marcam Corporation Historical  ..............................   $ 325        $115      $ 77,268    $ (71,211)
    Exchange of 325 shares of preferred stock for 1,625
      shares of Marcam Solutions Common Stock  ..................    (325)         16           309           --
    Exchange of 11,497 shares of common stock for 5,749
      shares of Marcam Solutions Common Stock  ..................      --         (57)           57           --
    Contributed capital from MAPICS and debt transfer   .........      --          --        64,000           --
    Reversal of deferred tax liability adjustment of MAPICS   ...      --          --          (394)          --
    Pro forma disposal of MAPICS   ..............................      --          --            --       (9,228)
                                                                    -----        ----      --------    ---------
    Marcam Solutions, Inc. Pro Forma  ...........................      --        $ 74      $141,240    $ (80,439)
                                                                    =====        ====      ========    =========


h) Costs approximating $2.5 million to be incurred in connection with the spin-off and recorded within the next twelve months have not been considered in the pro forma presentation of the statements of operations. Other costs approximating $1.75 million to be incurred and recorded by Marcam Solutions in connection with the prepayment of the Subordinated Notes by MAPICS have not been considered in the pro forma presentation of the statements of operations.

i) Pro forma book value per common share for Marcam Solutions as of March 31, 1997 is $8.01.

j) The calculation of pro forma weighted average number of shares outstanding includes the weighted average number of common shares outstanding of Marcam for the respective periods, adjusted to give effect to the distribution of one share of Marcam Solutions Common Stock for each two shares of Marcam Common Stock and of five shares of Marcam Solutions Common Stock for each share of Marcam Series D and Series E Preferred Stock. The calculation does not include the effect of common equivalent shares from the assumed exercise of stock options and warrants of Marcam because their inclusion would be antidilutive.